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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12


                             NORTH TRACK FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  ------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

                  ------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  ------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

                  ------------------------------------------------------------
         5)       Total fee paid:

                  ------------------------------------------------------------

[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  ------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

                  ------------------------------------------------------------
         3)       Filing Party:

                  ------------------------------------------------------------
         4)       Date Filed:

                  ------------------------------------------------------------

                      [North Track Funds, Inc. Letterhead]




                                               October __, 2003



Dear Shareholder:

         We are enclosing proxy materials to ask for your vote on several important proposals affecting the North Track Funds, which will be presented at a Special Meeting of Shareholders on November 21, 2003 at the offices of North Track, 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. THE BOARD OF DIRECTORS BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE NORTH TRACK FUNDS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL THE PROPOSALS PRESENTED FOR YOUR CONSIDERATION.

         At the Special Meeting of Shareholders, you will be asked to vote on:

         1. The election of five nominees to the Board of Directors of North Track Funds (shareholders of all Funds);

         2. A proposal to change the investment objective of the S&P 100 Plus Fund (S&P 100 Plus Fund shareholders only); and

         3. A proposal to re-designate the investment objective of each North Track Fund as a non-fundamental policy (shareholders of each Fund).

Each of these proposals is more fully discussed in the Proxy Statement. We urge you to read carefully the enclosed materials before deciding how to vote on the proposals.

         YOUR VOTE IS IMPORTANT! WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO VOTE YOUR SHARES. For your convenience you may vote by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote your shares by mail. Sending in your proxy card will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option. Please read the enclosed Proxy Statement and proxy card for more detailed instructions.

         Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. If you prefer, you can return the enclosed proxy card in the envelope provided. Please do not return the enclosed paper proxy card if you are voting over the Internet or by telephone.

         Thank you for your continued confidence in our family of funds.

                                        Very truly yours,

                                        NORTH TRACK FUNDS, INC.



                                        David G. Stoeffel
                                        PRESIDENT

                             NORTH TRACK FUNDS, INC.

           S&P 100 PLUS FUND                      MANAGED GROWTH FUND

         PSE TECH 100 INDEX FUND                    TAX-EXEMPT FUND

   DOW JONES U.S. HEALTH CARE 100 PLUS FUND         GOVERNMENT FUND

    DOW JONES U.S. FINANCIAL 100 PLUS FUND      WISCONSIN TAX-EXEMPT FUND

                                CASH RESERVE FUND

                            250 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                                 1-800-826-4600
                             www.northtrackfunds.com


--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              ON NOVEMBER 21, 2003
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF EACH MUTUAL FUND SERIES OF NORTH TRACK FUNDS, INC.:

         A Special Meeting of Shareholders (the "Special Meeting") of North Track Funds, Inc. ("North Track") will be held on Friday, November 21, 2003 at 2:00 p.m., local time, at North Track's offices, 250 East Wisconsin Avenue, 20th Floor, Milwaukee, Wisconsin 53202, for the following purposes:

         1. to elect five persons to the Board of Directors of North Track, including four persons presently serving as directors and one individual nominated by the Board (All Funds);

         2. to change the investment objective of the S&P 100 Plus Fund (S&P 100 Plus Fund only);

         3. to re-designate the investment objective of each Fund as a non-fundamental policy (each Fund); and

         4. to transact such other business as properly may come before the meeting or an adjournment thereof.

         The Proxy Statement accompanying this notice contains more complete information regarding the matters to be acted upon at the Special Meeting.

         The Board of Directors has fixed the close of business on September 26, 2003, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote.


                                        By Order of the Board of Directors



                                        S. CHARLES O'MEARA
                                        SECRETARY

Milwaukee, Wisconsin
October __, 2003

                             NORTH TRACK FUNDS, INC.

           S&P 100 PLUS FUND                      MANAGED GROWTH FUND

         PSE TECH 100 INDEX FUND                    TAX-EXEMPT FUND

   DOW JONES U.S. HEALTH CARE 100 PLUS FUND         GOVERNMENT FUND

    DOW JONES U.S. FINANCIAL 100 PLUS FUND      WISCONSIN TAX-EXEMPT FUND

                                CASH RESERVE FUND

                            250 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                                 1-800-826-4600
                             www.northtrackfunds.com


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


                                  SOLICITATION

         This Proxy Statement is being furnished by the Board of Directors (the "Board") of North Track Funds, Inc., a Maryland corporation ("North Track"), to the shareholders of all mutual fund series of North Track (each a "Fund," and collectively, the "Funds") in connection with the solicitation of proxies for use at a special meeting (the "Special Meeting") of shareholders to be held on Friday, November 21, 2003 at 2:00 p.m., local time, at North Track's offices, 250 East Wisconsin Avenue, 20th Floor, Milwaukee, Wisconsin 53202, or any adjournment thereof. The Board is soliciting your proxy with respect to the proposals described in this Proxy Statement, which will be considered at the Special Meeting. The Board encourages you to read this Proxy Statement carefully and mark and return the enclosed proxy.

         The Board is conducting the solicitation of proxies for use at the Special Meeting principally through the mailing of this Proxy Statement and the accompanying proxy card. Officers and employees of North Track and B.C. Ziegler and Company ("Ziegler"), the Funds' investment adviser, may also solicit shareholder proxies in person, by telephone, by facsimile, or via the Internet.

         The Funds will pay for all costs and expenses associated with the solicitation of proxies by the Board, including costs relating to the printing, mailing, and tabulation of the proxies. Such expenses will be allocated among the Funds based upon their relative value of net assets. Upon request, the Funds will also reimburse brokers, dealers, banks and voting trustees, and other nominees for the reasonable expenses they incur by forwarding these proxy materials to the beneficial owners of shares, which such nominees hold of record. The Funds may retain the services of a third party to assist with this solicitation of proxies. The total estimated cost of this proxy solicitation across all Funds is estimated to be $ _______.

         This Proxy Statement and the accompanying materials are being mailed to shareholders on or about October __, 2003.

                              SUMMARY OF PROPOSALS

         This Proxy Statement explains each of the proposals (the "Proposals") that will be considered at the Special Meeting. The Proposals are briefly described below and more thoroughly discussed under the section "Proposals" herein. The Board, including those directors who are not interested persons of North Track, recommends that you vote "FOR" each of the Proposals.

PROPOSAL 1--ELECTION OF DIRECTORS

         At the Special Meeting, shareholders of all the Funds will be asked to elect five persons to the Board of Directors. The five nominees include four current directors and one other individual nominated by the Board. The Investment Company Act of 1940 (the "1940 Act") requires that at least two-thirds (2/3) of the directors be elected by shareholders. Only two of the current directors have been elected. See "Proposals--Proposal 1--Election of Directors" below.

PROPOSAL 2--CHANGE THE INVESTMENT OBJECTIVE OF THE S&P 100 PLUS FUND

         Shareholders of the S&P 100 Plus Fund will be asked to approve a change to the Fund's investment objective. The Fund's current objective is to seek a total return from dividends and capital gains that, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index. If approved by shareholders, the Fund's new objective would be to seek a total return from dividends and capital gains that, before deducting the Fund's operating expenses, replicates the total return of the S&P 100 Index.

         The Board is proposing this change to the Fund's investment objective to conform with its decision to discontinue the Fund's overweighting/underweighting strategy. Ziegler, adviser to the Fund, will no longer overweight or underweight the Fund's investments in stocks that it believes will out perform or under perform the S&P 100 Index, or engage in options on stocks as part of that strategy. The Board and Ziegler have determined that this overweighting/underweighting strategy cannot be effectively implemented without exposing the Fund to undue risk, given the limited universe of stocks in respect of which the strategy could be pursued. The historical performance of the Fund likewise shows the limited effectiveness of this strategy. Consequently, the Board intends to have the Fund's holdings more closely replicate the composition and performance of the S&P 100 Index. Under normal market conditions, the Fund will invest at least 90% (up from 85%) of its net assets in the stocks that comprise the S&P 100 Index, and the variation in the Fund's performance from that of the Index should be less than 5% annually.

         With these changes to the principal strategies, the Fund will no longer generate a total return that, before operating expenses, can beat the S&P 100 Index. The proposed change to the Fund's investment objective is therefore necessary.

         In connection with the change of the S&P 100 Plus Fund's investment objective, the name of the Fund will be changed to the S&P 100 Index Fund. See "Proposals--Proposal 2--Change the Investment Objective of the S&P 100 Plus Fund" below.

PROPOSAL 3--RE-DESIGNATE INVESTMENT OBJECTIVES OF ALL FUNDS AS
            NON-FUNDAMENTAL POLICIES

         Shareholders of each Fund will be asked to approve a re-designation of the investment objective of their Fund from a fundamental to a non-fundamental policy. If re-designated as non-fundamental policies, the Funds' investment objectives could be changed by the Board without the expense or delay of having to obtain shareholder approval. However, the Board has no current intention of changing any of the Funds' investment objectives other than as set forth in Proposal 2 above. See "Proposals--Proposal 3--Re-Designate Investment Objectives of All Funds as Non-Fundamental Policies" below.

         Please read this proxy statement carefully before voting on the Proposals. If you have questions about this Proxy Statement or if you would like additional information regarding the Proposals, please contact North Track at 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling 1-800-826-4600.


                               VOTING INFORMATION

SHAREHOLDERS ELIGIBLE TO VOTE

         The Board has determined that shareholders of the Funds as of the close of business on September 26, 2003 (the "Record Date") are entitled to notice of the Special Meeting and are eligible to vote at the Special Meeting (or any adjournment thereof) on those Proposals applicable to the Fund or Funds for which they hold shares. Voting eligibility requirements for each of the Proposals is set forth below.


Proposal 1        All shareholders are entitled to vote together as a single class. If you held shares of any of the Funds as of the close of business on the Record Date, you are eligible to elect the Board of Directors.

Proposal 2        Only shareholders of the S&P 100 Plus Fund are entitled to vote. If you held shares of the S&P 100 Plus Fund as of the close of business on the Record Date, you are eligible to vote to change the investment objective of that Fund.

Proposal 3        Shareholders of each Fund are entitled to vote separately by
                  Fund. You are eligible to vote on the Proposal to re-designate the investment objective from fundamental to non-fundamental policies for each Fund for which you held shares as of the close of business on the Record Date.

NUMBER OF VOTES

         The number of shares of each of the Funds outstanding as of the Record Date is set forth below. Shareholders holding shares of a Fund eligible to vote on a Proposal will be entitled to one vote per share (and one fractional vote for each fractional share) of such Fund.


Fund Name                                        Number of Outstanding Shares
---------                                        ----------------------------

S&P 100 Plus Fund

PSE Tech 100 Index Fund

Dow Jones U.S. Health Care 100 Plus Fund

Dow Jones U.S. Financial 100 Plus Fund

Managed Growth Fund

Tax-Exempt Fund

Government Fund

Wisconsin Tax-Exempt Fund

Cash Reserve Fund
                                                  -------------------

TOTAL SHARES OF FUNDS
                                                  ===================

EXECUTION OF PROXIES

         Any shareholder entitled to vote on a Proposal may vote at the Special Meeting in person or by a duly executed proxy. Shares represented by properly executed proxies received by North Track will be voted at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies.

         If no instructions are specified in a properly executed, unrevoked proxy, such shares will be voted "FOR" approval of all five nominees to the Board of Directors under Proposal 1; "FOR" the approval to change the investment objective of the S&P 100 Plus Fund under Proposal 2; and "FOR" the re-designation of each Fund's investment objective to a non-fundamental policy under Proposal 3. Proxies will be voted in the discretion of the persons named in the proxy on any other proposals properly brought before the Special Meeting. The Board presently does not anticipate that any other matters will be considered at the Special Meeting.

REVOCATION OF PROXIES

         A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of North Track, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting his or her shares in person. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy.

QUORUM

         In order for a vote on any Proposal to be taken at the Special Meeting, there must exist a quorum of shareholders eligible to vote on such Proposal. The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third (1/3) of the shares outstanding and entitled to vote on a Proposal constitutes a quorum for such Proposal. Although abstentions and "broker non-votes" (as defined below) are not counted toward the approval of any of the Proposals, abstentions and "broker non-votes" will be counted for purposes of determining whether a quorum is present. However, abstentions and "broker non-votes" have the effect of votes cast against the Proposals given their approval requirements. Broker non-votes are shares held by a broker or nominee for which a validly executed proxy is received but are not voted as to one or more of the Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

VOTES REQUIRED TO PASS PROPOSALS

         PROPOSAL 1. Shareholders of each Fund will vote together as a single class on Proposal 1. In order for a nominee to be elected as a director under Proposal 1, the nominee must receive a plurality of the votes cast by holders of shares of the Funds represented in person or by proxy and entitled to vote at the Special Meeting, assuming the existence of a quorum. There is no cumulative voting for the election of directors. Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in the election of directors. If elected at this Special Meeting, the nominees will continue as directors until their service terminates by reason of resignation, retirement, removal, death or election of a replacement. Neither the Maryland General Corporation Law nor the By-Laws of North Track requires that directors be elected annually or regularly. However, the 1940 Act requires that at least two-thirds of the directors then serving on the Board be elected by shareholders. Only two of the four current directors have been elected by shareholders.

         PROPOSAL 2. Only shareholders of the S&P 100 Plus Fund are entitled to vote on changing the investment objective of the S&P 100 Plus Fund. In order for Proposal 2 to pass, Proposal 2 must be approved by the lesser of: (i) shareholders owning 67% or more of the shares of the Fund present at the Special Meeting, if shareholders holding more than 50% of the outstanding shares of the Fund are present at the Special Meeting, in person or by proxy; or (ii) shareholders owning more than 50% of the outstanding shares of the Fund.

         PROPOSAL 3. Shareholders of each Fund will vote as a separate class for purposes of approving a re-designation of such Fund's investment objective from a fundamental to a non-fundamental policy. In order for the investment objective of a Fund to be changed from a fundamental policy to a non-fundamental policy, the change must be approved by the lesser of: (i) shareholders owning 67% or more of the shares of that Fund present at the Special Meeting, if shareholders holding more than 50% of the outstanding shares of that Fund are present at the Special Meeting, in person or by proxy; or (ii) shareholders owning more than 50% of the outstanding shares of that Fund.

ADJOURNMENT

         In the event that sufficient votes in favor of any proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against any such proposal.

                                    PROPOSALS

--------------------------------------------------------------------------------
PROPOSAL 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         At the Special Meeting, shareholders of the Funds will be asked to elect the following five nominees to the Board of Directors of North Track.

CORNELIA BOYLE          JAMES G. DE JONG        BRIAN J. GIRVAN
JOHN J. MULHERIN        MARCIA L. WALLACE

There are currently four directors serving on the Board. The Bylaws provide that the Board will consist of five directors. The Board has the right to increase or decrease its size by resolution so long as the number of directors is not less than three and not more than 12.

         This election of directors is required because the 1940 Act requires that at least two-thirds (2/3) of the directors be elected. As a result of resignations and appointments to fill vacancies, only two of the current directors have been elected.

         Shareholders may not vote for a greater number of persons than the five nominees. If elected, the nominees will serve as directors until such time that their successors are duly elected and qualified. Because North Track does not expect to hold shareholder meetings each year, the directors' term will be indefinite in length. Should any of these nominees become unable or unwilling to accept nomination or election, a circumstance that is not anticipated, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors may recommend.

INFORMATION ABOUT THE NOMINEES

         The nominees include four existing directors and one new nominee. James
G. De Jong, Brian J. Girvan, John J. Mulherin, and Marcia L. Wallace all currently serve on the Board of Directors. Cornelia Boyle, who is not presently a director of North Track, is also being nominated to serve on the Board of Directors. The table below provides information about the five nominees for election to North Track's Board of Directors.

                                                                                                  Number of
                                                                                                 North Track
                                                                                                    Funds            Other
                                    Director              Principal Occupation(s)                 Overseen       Directorships
     Name and Address        Age      Since               for the Last Five Years                by Director        Held(4)
     ----------------        ---    --------               -----------------------               ------------    -------------
INDEPENDENT DIRECTORS:

Cornelia Boyle                50       --        Currently Retired; Executive Vice President           9            None
14 Twin Lake Villa Road                          and Chief Operations Officer of AIG
New London, NH 03257                             SunAmerica, which engages in variable
                                                 annuity manufacturing, distribution, and
                                                 administration (August 2000--May 2003);
                                                 and Executive Vice President of Fidelity
                                                 Investments (August 1996--July 2000)


James G. De Jong(1)           52      2001       President and Managing Shareholder of                 9            None
11032 River Trail Road                           O'Neil, Cannon & Hollman, S.C. law firm
Mequon, WI 53092                                 (1987--Present)


                                                                                                  Number of
                                                                                                 North Track
                                                                                                    Funds            Other
                                    Director              Principal Occupation(s)                 Overseen       Directorships
     Name and Address        Age      Since               for the Last Five Years                by Director        Held(4)
     ----------------        ---    --------               -----------------------               ------------    -------------
INDEPENDENT DIRECTORS:

Brian J. Girvan(1,2)          48      2003       Partner, Ascent Venture Partners (August              9            None
6 Tucks Point Road                               2003--Present); Chief Operating Officer
Manchester-by-the-Sea, MA                        and Chief Financial Officer of Argo Global
01944                                            Capital LLC, a venture capital company
                                                 (2001--August 2003); Senior Vice
                                                 President and Division Executive of
                                                 Fidelity Investments (1999--2001); and
                                                 Senior Vice President and Group CFO of
                                                 Fidelity Investments (1998--1999)

Marcia L. Wallace(1,2,3)      55      2001       Currently Retired; Senior Vice President in          9            None
9247 Blind Pass Road                             Global Trust Services and Institutional
Sarasota, FL 34242                               Custody, First Chicago NBD/Bank One
                                                 (1985--1999)
INTERESTED DIRECTORS:

John J.  Mulherin*            52      2003       President and Chief Executive Officer of             9            None
250 E. Wisconsin Ave.                            The Ziegler Companies (February 2000--
Milwaukee, WI 53202                              Present); Chief Administrative Officer at
                                                 Villanova Capital, an asset management
                                                 group of Nationwide Insurance (June
                                                 1999--February 2000); and President of
                                                 National Financial Correspondent Services
                                                 Company, a clearing subsidiary of Fidelity
                                                 Investments (November 1997--December 1998)

----------
* An "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. For more information, see "Proposals--Proposal 1--Election of Directors--Interested Persons Nominated for Director" below.

(1)      Member of the Governance Committee of the Board of Directors.

(2)      Member of the Audit Committee of the Board of Directors.

(3)      Member of the Pricing Committee of the Board of Directors.

(4) Includes only directorships of companies with a class of securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d), or companies registered under the Investment Company Act of 1940.



INTERESTED PERSONS NOMINATED FOR DIRECTOR

         Mr. Mulherin is an "interested person" of North Track within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Mulherin is currently President and CEO of The Ziegler Companies, Inc. (a New York Stock Exchange-listed company), which is the parent company of B.C. Ziegler and Company ("Ziegler"), the investment adviser, distributor and administrator for the Funds. Other than Mr. Mulherin, no director or director nominee is, or has been in the last five years, an officer, employee, director, general partner or shareholder of Ziegler or The Ziegler Companies, Inc.

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

         No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in

Ziegler, or Geneva Capital Management, Ltd., the sub-advisor to the Managed Growth Fund ("Geneva Capital"), or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva Capital exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva Capital, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva Capital as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva Capital. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

DIRECTOR OWNERSHIP OF FUND SHARES

         The table below sets forth the dollar range of shares of the North Track mutual funds owned by each director as of September 26, 2003.

                                                                                    Aggregate Dollar Range of Equity
                                                                                Securities in all Registered Investment
                                     Dollar Range of Equity                         Companies Overseen by Director in
Name of Director                     Securities in the Fund                            Family of Investment Company
----------------                     ----------------------                     ---------------------------------------
Cornelia Boyle              None (S&P 100 Plus)                                                     None
                            None (PSE Tech 100 Index)
                            None (Dow Jones U.S. Health Care 100 Plus)
                            None (Dow Jones U.S. Financial 100 Plus)
                            None (Managed Growth)
                            None (Tax-Exempt)
                            None (Government)
                            None (Cash Reserve)
                            None (Wisconsin Tax-Exempt)

James G. De Jong            $1-$10,000 (S&P 100 Plus)                                          $10,001-$50,000
                            $1-$10,000 (PSE Tech 100 Index)
                            $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                            $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                            None (Managed Growth)
                            None (Tax-Exempt)
                            None (Government)
                            None (Cash Reserve)
                            None (Wisconsin Tax-Exempt)

Brian J. Girvan             None (S&P 100 Plus)                                                     None
                            None (PSE Tech 100 Index)
                            None (Dow Jones U.S. Health Care 100 Plus)
                            None (Dow Jones U.S. Financial 100 Plus)
                            None (Managed Growth)
                            None (Tax-Exempt)
                            None (Government)
                            None (Cash Reserve)
                            None (Wisconsin Tax-Exempt)

                                                                                    Aggregate Dollar Range of Equity
                                                                                Securities in all Registered Investment
                                     Dollar Range of Equity                         Companies Overseen by Director in
Name of Director                     Securities in the Fund                            Family of Investment Company
----------------                     ----------------------                     ---------------------------------------
John J. Mulherin            $50,001-$100,000 (S&P 100 Plus)                                    Over $100,000
                            $10,001-$50,000 (PSE Tech 100 Index)
                            $10,001-$50,000 (Dow Jones U.S. Health Care 100 Plus)
                            $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                            None (Managed Growth)
                            None (Tax-Exempt)
                            None (Government)
                            $10,001-$50,000 (Cash Reserve)
                            None (Wisconsin Tax-Exempt)

Marcia L. Wallace           None (S&P 100 Plus)                                               $10,001-$50,000
                            None (PSE Tech 100 Index)
                            $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                            None (Dow Jones U.S. Financial 100 Plus)
                            $1-$10,000 (Managed Growth)
                            None (Tax-Exempt)
                            None (Government)
                            None (Cash Reserve)
                            None (Wisconsin Tax-Exempt)


PURCHASE AND SALE OF CERTAIN SECUITIES OF THE FUNDS' INVESTMENT ADVISER

         During the 2002 fiscal year, no director or director nominee engaged in any purchases or sales of a class of securities of Zeigler, its parent company or any of its subsidiaries that exceeded 1% of the outstanding shares of such class of securities.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held four meetings during the 2002 fiscal year. All members of the Board attended at least 75 percent of those meetings. Mr. Girvan and Mr. Mulherin did not attend any of the Board meetings during North Track's 2002 fiscal year because they began serving on the Board in February and January 2003, respectively.

         North Track has standing Audit, Governance (i.e., Nominating), and Pricing Committees of the Board of Directors. During the 2002 fiscal year, the Audit Committee held three meetings, and the Governance and Pricing Committees each held one meeting. All members of each Committee of the Board attended at least 75 percent of those meetings.

         AUDIT COMMITTEE. The audit committee is currently chaired by Brian J. Girvan, and includes James G. De Jong and Marcia L. Wallace. The audit committee annually selects independent public accountants for the Funds and oversees the preparation of the Funds' financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Funds' internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee's charter is enclosed with these proxy materials as Appendix A.

         The Board has determined that all of the current members serving on the Audit Committee, and all director nominees that will serve on the Audit Committee if elected, are not interested persons of North Track as defined under the 1940 Act. The Board has also adopted a written Audit Committee Charter, a copy of which is enclosed with this Proxy Statement.

         GOVERNANCE COMMITTEE. The governance committee is currently chaired by James G. DeJong, and includes Brian J. Girvan and Marcia L. Wallace. The governance committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the governance committee.

         PRICING COMMITTEE. The pricing committee is currently chaired by Marcia
L. Wallace. The pricing committee oversees the pricing policies and guidelines established by the Board of Directors and confers with management personnel of Ziegler on matters relating to the pricing of securities held by the Funds.

INFORMATION REGARDING EXECUTIVE OFFICERS

         The following table provides information regarding executive officers of North Track. The address for each of them is 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.


                                  Position(s)       Holds Position
                                      with           with North
                                  North Track        Track Funds
Name                       Age       Funds(1)           Since                Employment During Past Five Years
----                       ---    -----------       --------------           ---------------------------------
David G. Stoeffel          45     President              2003         Senior Vice President and Director of Mutual
                                                                      Funds Marketing and Administration, Nomura
                                                                      Asset Management U.S.A., Inc. (1998--Present);
                                                                      and Eastern Division Manager for Brinson
                                                                      Funds/Funds Distributor (1997--1998)

Franklin P. Ciano          51     Chief Financial        1996         Manager of North Track Operations, B.C. Ziegler
                                  Officer and                         and Company (1996--Present)
                                  Treasurer

James L. Brendemuehl       57     Senior Vice            1999         Vice President--Mutual Funds, B.C. Ziegler and
                                  President                           Company (1995--Present)

John H. Lauderdale         37     Senior Vice            1993         Wholesaler, B.C. Ziegler and Company (1991--
                                  President--                         Present)
                                  Marketing

----------
(1) Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors.



DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

         DIRECTORS. The following table describes the compensation of directors and director nominees for North Track's 2002 fiscal year.

                                                                                Pension or
                                                                                Retirement                      Total
                                                                                 Benefits     Estimated     Compensation
                                                                                Accrued As      Annual       From North
Name of Person                                                                   Part of      Benefits       Track Fund
and Position with                                                               North Track      Upon       Complex Paid
North Track Funds          Aggregate Compensation Paid by Fund                   Expenses     Retirement    to Directors
-----------------          -----------------------------------                  -----------   ----------    ------------
Cornelia Boyle,(1)         $    0.00  Achievers Fund                                 --           --             --
Director                   $    0.00  Cash Reserve Fund
                           $    0.00  Dow Jones U.S. Financial 100 Plus Fund
                           $    0.00  Dow Jones U.S. Health Care 100 Plus Fund
                           $    0.00  Government Fund
                           $    0.00  Managed Growth Fund
                           $    0.00  PSE Tech 100 Index Fund
                           $    0.00  S&P 100 Plus Fund
                           $    0.00  Wisconsin Tax-Exempt Fund
                           $    0.00  Tax-Exempt Fund

James G. De Jong,          $  217.23  Achievers Fund                                 --           --        $17,500.00
Director                    3,562.08  Cash Reserve Fund
                              286.58  Dow Jones U.S. Financial 100 Plus Fund
                              360.27  Dow Jones U.S. Health Care 100 Plus Fund
                              538.61  Government Fund
                              521.81  Managed Growth Fund
                            6,355.72  PSE Tech 100 Index Fund
                            4,094.04  S&P 100 Plus Fund
                              942.59  Wisconsin Tax-Exempt Fund
                              621.07  Tax-Exempt Fund

Brian J. Girvan,(2)        $    0.00  Achievers Fund                                 --           --        $     0.00
Director                   $    0.00  Cash Reserve Fund
                           $    0.00  Dow Jones U.S. Financial 100 Plus Fund
                           $    0.00  Dow Jones U.S. Health Care 100 Plus Fund
                           $    0.00  Government Fund
                           $    0.00  Managed Growth Fund
                           $    0.00  PSE Tech 100 Index Fund
                           $    0.00  S&P 100 Plus Fund
                           $    0.00  Wisconsin Tax-Exempt Fund
                           $    0.00  Tax-Exempt Fund

                                                                                Pension or
                                                                                Retirement                      Total
                                                                                 Benefits     Estimated     Compensation
                                                                                Accrued As      Annual       From North
Name of Person                                                                   Part of      Benefits       Track Fund
and Position with                                                               North Track      Upon       Complex Paid
North Track Funds          Aggregate Compensation Paid by Fund                   Expenses     Retirement    to Directors
-----------------          -----------------------------------                  -----------   ----------    ------------
John J.  Mulherin,(2)      $    0.00  Achievers Fund                                 --           --        $     0.00
Director                   $    0.00  Cash Reserve Fund
                           $    0.00  Dow Jones U.S. Financial 100 Plus Fund
                           $    0.00  Dow Jones U.S. Health Care 100 Plus Fund
                           $    0.00  Government Fund
                           $    0.00  Managed Growth Fund
                           $    0.00  PSE Tech 100 Index Fund
                           $    0.00  S&P 100 Plus Fund
                           $    0.00  Wisconsin Tax-Exempt Fund
                           $    0.00  Tax-Exempt Fund

Marcia L. Wallace,         $  217.23  Achievers Fund                                 --           --        $17,500.00
Director                    3,562.08  Cash Reserve Fund
                              286.58  Dow Jones U.S. Financial 100 Plus Fund
                              360.27  Dow Jones U.S. Health Care 100 Plus Fund
                              538.61  Government Fund
                              521.81  Managed Growth Fund
                            6,355.72  PSE Tech 100 Index Fund
                            4,094.04  S&P 100 Plus Fund
                              942.59  Wisconsin Tax-Exempt Fund
                              621.07  Tax-Exempt Fund

Ralph J. Eckert,(3)        $  217.23  Achievers Fund                                 --           --        $17,500.00
Former Director             3,562.08  Cash Reserve Fund
                              286.58  Dow Jones U.S. Financial 100 Plus Fund
                              360.27  Dow Jones U.S. Health Care 100 Plus Fund
                              538.61  Government Fund
                              521.81  Managed Growth Fund
                            6,355.72  PSE Tech 100 Index Fund
                            4,094.04  S&P 100 Plus Fund
                              942.59  Wisconsin Tax-Exempt Fund
                              621.07  Tax-Exempt Fund

                                                                                Pension or
                                                                                Retirement                      Total
                                                                                 Benefits     Estimated     Compensation
                                                                                Accrued As      Annual       From North
Name of Person                                                                   Part of      Benefits       Track Fund
and Position with                                                               North Track      Upon       Complex Paid
North Track Funds          Aggregate Compensation Paid by Fund                   Expenses     Retirement    to Directors
-----------------          -----------------------------------                  -----------   ----------    ------------
Steven P. Kent,(3)         $  217.23  Achievers Fund                                 --           --        $17,500.00
Former Director             3,562.08  Cash Reserve Fund
                              286.58  Dow Jones U.S. Financial 100 Plus Fund
                              360.27  Dow Jones U.S. Health Care 100 Plus Fund
                              538.61  Government Fund
                              521.81  Managed Growth Fund
                            6,355.72  PSE Tech 100 Index Fund
                            4,094.04  S&P 100 Plus Fund
                              942.59  Wisconsin Tax-Exempt Fund
                              621.07  Tax-Exempt Fund

Peter D. Ziegler,(3)       $  217.23  Achievers Fund                                 --           --        $17,500.00
Former Director             3,562.08  Cash Reserve Fund
                              286.58  Dow Jones U.S. Financial 100 Plus Fund
                              360.27  Dow Jones U.S. Health Care 100 Plus Fund
                              538.61  Government Fund
                              521.81  Managed Growth Fund
                            6,355.72  PSE Tech 100 Index Fund
                            4,094.04  S&P 100 Plus Fund
                              942.59  Wisconsin Tax-Exempt Fund
                              621.07  Tax-Exempt Fund

----------
(1) Ms. Boyle has not previously served on the Board and thus has received no compensation from the Funds as a director in 2002.

(2) Mr. Mulherin and Mr. Girvan were not appointed to the Board until January 2003 and February 2003, respectively, and thus did not receive any compensation during North Track's 2002 fiscal year.

(3) Messrs. Eckert, Kent, and Ziegler received compensation as members of the Board during North Track's 2002 fiscal year, but they do not currently serve on the Board.


North Track pays compensation to directors who are not officers, directors or employees of Ziegler. With the exception of Mr. Mulherin, North Track will pay each of these directors an annual fee of $15,000 for the fiscal year 2003 and an additional $625 for each Board or committee meeting he or she attends. Mr. Mulherin will not receive any compensation from the Funds in connection with his position as a director of the Funds because he is an officer of B.C. Ziegler and Company.

         EXECUTIVE OFFICERS. No executive officer of North Track received aggregate compensation from North Track for the 2002 fiscal year in excess of $60,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         SECURITY OWNERSHIP CERTAIN BENEFICIAL OWNERS. As of September 26, 2003, the following persons were known to own, of record or beneficially, five percent (5%) or more of the outstanding shares of North Track in the aggregate or any Fund.


Name and Address                                                                     Percent of     Aggregate Percentage of all
of Shareholder                                   Fund Name                           Fund Shares        North Track Shares
--------------                                   ---------                           -----------    ---------------------------
Blount Orthopaedic Clinic Ltd         S&P 100 Plus Fund
Employees Balanced PSP FBO
William T. Dicus
Attn: David Becker
625 E. St. Paul Ave.
Milwaukee, WI 53202

(Beneficial Holder)

Charles Schwab & Co. Inc.             Dow Jones U.S. Financial 100 Plus Fund
Special Custody Account FBO
Customers                             Dow Jones U.S. Health Care 100 Plus Fund
Attn: Mutual Funds
101 Montgomery St.                    Managed Growth Fund
San Francisco, CA 94104-4122
                                      PSE Tech 100 Index Fund
(Record Holder)



Circle Trust Company Trust            Dow Jones U.S. Financial 100 Plus Fund
Emplanet Retirement Savings
Plan                                  Dow Jones U.S. Health Care 100 Plus Fund
Metro Center
One Station Place
Stamford, CT 06902

(Record Holder)

CONREF & Co.                          Managed Growth Fund
c/o U.S. Bank FBO
Columbia Hospital
P.O. Box 1787
Milwaukee, WI 53201-1787

(Record Holder)



Mary E. List                          Government Fund
8220 N. County Hwy M
Evansville, WI 53536

(Beneficial Holder)

Angela A. Rupcich and Ken             Dow Jones U.S. Financial 100 Plus Fund
Kaminski Trustees
Angela A. Rupcich Marital Trust       Dow Jones U.S. Health Care 100 Plus Fund
8610 W. Hwy 60
Cedarburg, WI 53012

(Beneficial Holder)


Name and Address                                                                     Percent of     Aggregate Percentage of all
of Shareholder                                   Fund Name                           Fund Shares        North Track Shares
--------------                                   ---------                           -----------    ---------------------------
Salomon Smith Barney, Inc.            PSE Tech 100 Index Fund
00109801250
333 West 34th St - 3rd Floor
New York, NY 10001

(Record Holder)


Steph & Co.                           Managed Growth Fund
The Stephenson National
Bank & Trust
1820 Hall Ave.
P.O. Box 137
Marinette, WI 54143-0137

(Record Holder)

----------
*        Denotes less than 5%.



                  STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT. The following table shows shares of the Funds that are beneficially owned (as defined by Rule 13d-3 under the Securities Exchange Act of 1934) by each director and director nominee, each executive officer, and the group consisting of all directors, director nominees and officers of North Track, as of September 26, 2003.


Name and Position with                                                          Percent of      Aggregate Percentage of all
  North Track Funds                                 Fund Name                   Fund Shares         North Track Shares
----------------------                              ---------                   -----------     ---------------------------
Cornelia Boyle,                   Cash Reserve Fund
Director Nominee                  Dow Jones U.S. Financial 100 Plus Fund
                                  Dow Jones U.S. Health Care 100 Plus Fund
                                  Government Fund
                                  Managed Growth Fund
                                  PSE Tech 100 Index Fund
                                  S&P 100 Plus Fund
                                  Wisconsin Tax-Exempt Fund
                                  Tax-Exempt Fund

James G. De Jong,                 Cash Reserve Fund
Director                          Dow Jones U.S. Financial 100 Plus Fund
                                  Dow Jones U.S. Health Care 100 Plus Fund
                                  Government Fund
                                  Managed Growth Fund
                                  PSE Tech 100 Index Fund
                                  S&P 100 Plus Fund
                                  Wisconsin Tax-Exempt Fund
                                  Tax-Exempt Fund


Name and Position with                                                          Percent of      Aggregate Percentage of all
  North Track Funds                                 Fund Name                   Fund Shares         North Track Shares
----------------------                              ---------                   -----------     ---------------------------
Brian J. Girvan,                  Cash Reserve Fund
Director                          Dow Jones U.S. Financial 100 Plus Fund
                                  Dow Jones U.S. Health Care 100 Plus Fund
                                  Government Fund
                                  Managed Growth Fund
                                  PSE Tech 100 Index Fund
                                  S&P 100 Plus Fund
                                  Wisconsin Tax-Exempt Fund
                                  Tax-Exempt Fund

John J.  Mulherin,                Cash Reserve Fund
Director                          Dow Jones U.S. Financial 100 Plus Fund
                                  Dow Jones U.S. Health Care 100 Plus Fund
                                  Government Fund
                                  Managed Growth Fund
                                  PSE Tech 100 Index Fund
                                  S&P 100 Plus Fund
                                  Wisconsin Tax-Exempt Fund
                                  Tax-Exempt Fund

Marcia L. Wallace,                Cash Reserve Fund
Director                          Dow Jones U.S. Financial 100 Plus Fund
                                  Dow Jones U.S. Health Care 100 Plus Fund
                                  Government Fund
                                  Managed Growth Fund
                                  PSE Tech 100 Index Fund
                                  S&P 100 Plus Fund
                                  Wisconsin Tax-Exempt Fund
                                  Tax-Exempt Fund

David G. Stoeffel,                Cash Reserve Fund
President                         Dow Jones U.S. Financial 100 Plus Fund
                                  Dow Jones U.S. Health Care 100 Plus Fund
                                  Government Fund
                                  Managed Growth Fund
                                  PSE Tech 100 Index Fund
                                  S&P 100 Plus Fund
                                  Wisconsin Tax-Exempt Fund
                                  Tax-Exempt Fund


Name and Position with                                                          Percent of      Aggregate Percentage of all
  North Track Funds                                 Fund Name                   Fund Shares         North Track Shares
----------------------                              ---------                   -----------     ---------------------------
Franklin P. Ciano,                Cash Reserve Fund
Chief Financial Officer and       Dow Jones U.S. Financial 100 Plus Fund
Treasurer                         Dow Jones U.S. Health Care 100 Plus Fund
                                  Government Fund
                                  Managed Growth Fund
                                  PSE Tech 100 Index Fund
                                  S&P 100 Plus Fund
                                  Wisconsin Tax-Exempt Fund
                                  Tax-Exempt Fund

James L. Brendemuehl,             Cash Reserve Fund
Senior Vice President             Dow Jones U.S. Financial 100 Plus Fund
                                  Dow Jones U.S. Health Care 100 Plus Fund
                                  Government Fund
                                  Managed Growth Fund
                                  PSE Tech 100 Index Fund
                                  S&P 100 Plus Fund
                                  Wisconsin Tax-Exempt Fund
                                  Tax-Exempt Fund

John H. Lauderdale,               Cash Reserve Fund
Senior Vice President--           Dow Jones U.S. Financial 100 Plus Fund
Marketing                         Dow Jones U.S. Health Care 100 Plus Fund
                                  Government Fund
                                  Managed Growth Fund
                                  PSE Tech 100 Index Fund
                                  S&P 100 Plus Fund
                                  Wisconsin Tax-Exempt Fund
                                  Tax-Exempt Fund
                                                                                      ==========          =============

TOTAL FOR MANAGEMENT AS A GROUP   Cash Reserve Fund
(10 Persons)                      Dow Jones U.S. Financial 100 Plus Fund
                                  Dow Jones U.S. Health Care 100 Plus Fund
                                  Government Fund
                                  Managed Growth Fund
                                  PSE Tech 100 Index Fund
                                  S&P 100 Plus Fund
                                  Wisconsin Tax-Exempt Fund
                                  Tax-Exempt Fund

CHANGES IN CONTROL

         There are no arrangements known to North Track or to the directors of North Track, including any pledge by any person of securities of North Track or any of its parents, the operation of which may at a subsequent date result in a change of control of North Track. Since the beginning of North Track's last fiscal year there has been no change in control of North Track.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
                 EACH CURRENT DIRECTOR AND NOMINEE FOR DIRECTOR.



--------------------------------------------------------------------------------
PROPOSAL 2--CHANGE THE INVESTMENT OBJECTIVE OF THE S&P 100 PLUS FUND
--------------------------------------------------------------------------------

         The Board recommends that the shareholders of the S&P 100 Plus Fund approve a change to the Fund's investment objective to the following:

         The S&P 100 Plus Fund seeks a total return from dividends and capital gains that, before deducting the Fund's operating expenses, replicates the total return of the S&P 100 Index.

Currently, the investment objective of the Fund is as follows:

         The S&P 100 Plus Fund seeks a total return from dividends and capital gains that, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index.

         The investment objective of the Fund is a fundamental policy of the Fund, as defined by the 1940 Act, and thus the change to the Fund's investment objective requires the approval of the Fund's shareholders.

         The assets of the Fund are presently invested in a manner that largely parallels the S&P 100 Index, but it does not replicate the index at all times. To achieve the Fund's current investment objective, Ziegler needs to engage in a strategy of overweighting investments in certain stocks it believes will out perform the S&P 100 Index and underweighting investments in certain stocks it believes will under perform the S&P 100 Index. In addition, the Fund may purchase call options and write (sell) put options on stocks that Ziegler believes will out perform the Index and may purchase put options and write
(sell) call options on stocks that Ziegler believes will under perform the Index. Currently, under normal market conditions, at least 85% of the Fund's net assets must be invested in the common stocks that make up the Index.

         The Board is proposing this change to the Fund's investment objective to conform with its decision to discontinue the Fund's overweighting/underweighting strategy. Ziegler, adviser to the Fund, will no longer overweight or underweight the Fund's investments in stocks that it believes will out perform or under perform the S&P 100 Index, or engage in options on stocks as part of that strategy. The Board and Ziegler have determined that this overweighting/underweighting strategy cannot be effectively implemented without exposing the Fund to undue risk, given the limited universe of stocks in respect of which the strategy could be pursued. The historical performance of the Fund likewise shows the limited effectiveness of this strategy. Consequently, the Board intends to have the Fund's holdings more closely replicate the composition and performance of the S&P 100 Index. Under normal market conditions, the Fund will invest at least 90% (up from 85%) of its net assets in the stocks that comprise the S&P 100 Index, and the variation in the Fund's performance from that of the Index should be less than 5% annually.

         With these changes to the principal strategies, the Fund will no longer generate a total return that, before operating expenses, can beat the S&P 100 Index. The proposed change to the Fund's investment objective is therefore necessary.

         In connection with the change to the Fund's investment objective, the name of the Fund will be changed to the S&P 100 Index Fund.

         There can be no assurance that the Fund will be able to achieve its modified investment objective if this Proposal 2 is approved by shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE S&P 100 PLUS FUND VOTE "FOR" THE CHANGE TO THE INVESTMENT OBJECTIVE OF THE FUND

Please note that if shareholders of the S&P 100 Plus Fund do not approve the proposed change to the Fund's investment objective as set forth in this Proposal 2 but nonetheless approve the re-designation of the Fund's investment objective to a non-fundamental policy as set forth in Proposal 3, the Board intends to change the Fund's investment objective as proposed upon notice to shareholders.



--------------------------------------------------------------------------------
PROPOSAL 3--RE-DESIGNATE INVESTMENT OBJECTIVES OF FUNDS AS
            NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

         The Board recommends that the shareholders of the Funds vote to re-designate the investment objective of each Fund from a fundamental to a non-fundamental policy. The investment objective of each of the Funds is set forth below.


Fund Name                                                  Investment Objective
---------                                                  --------------------
S&P 100 Plus Fund(1)                            The S&P 100 Plus Fund seeks a total return from
                                                dividends and capital gains that, before deducting
                                                the Fund's operating expenses, exceeds the total
                                                return of the S&P 100 Index.

PSE Tech 100 Index Fund                         The PSE Tech 100 Index Fund seeks a total return,
                                                before operating expenses of the Fund are deducted,
                                                that replicates the total return of the Pacific
                                                Exchange Technology Stock Index.

Dow Jones U.S. Health Care 100 Plus Fund        The Dow Jones U.S. Health Care 100 Plus Fund seeks
                                                a total return from dividends and capital gains that,
                                                before deducting the Fund's operating expenses,
                                                exceeds the total return of the Dow Jones U.S.
                                                Health Care 100 Index.

Dow Jones U.S. Financial 100 Plus Fund          The Dow Jones U.S. Financial 100 Plus Fund seeks a
                                                total return from dividends and capital gains that,
                                                before deducting the Fund's operating expenses,
                                                exceeds the total return of the Dow Jones U.S.
                                                Financial Index.

Managed Growth Fund                             The Managed Growth Fund seeks long-term capital
                                                appreciation. The Managed Growth Fund pursues its
                                                goal by investing in publicly traded common stocks
                                                that the Fund's investment advisor believes
                                                demonstrate strong growth characteristics.


Fund Name                                                  Investment Objective
---------                                                  --------------------
Tax-Exempt Fund                                 The Tax-Exempt Fund seeks the highest total return,
                                                consistent with preserving principal, by investing
                                                in high quality municipal bonds.

Government Fund                                 The Government Fund seeks the highest total return,
                                                consistent with preserving principal, by investing
                                                in a portfolio of instruments and obligations issued
                                                by the U.S. Treasury or which are backed by the
                                                unconditional faith and credit of the United States
                                                Government, its agencies or instrumentalities.

Wisconsin Tax-Exempt Fund                       The Wisconsin Tax-Exempt Fund seeks to provide
                                                investors with a high level of current income that
                                                is exempt from federal income tax and Wisconsin
                                                personal income tax.

Cash Reserve Fund                               The Cash Reserve Fund seeks to provide investors
                                                with a high level of current income consistent with
                                                the stability of principal and the maintenance of
                                                liquidity.

-------------
(1) The table sets forth the current investment objectives of the S&P 100 Plus Fund. If Proposal 2 is approved by shareholders, the investment objective of the Fund will be changed as set forth in Proposal 2 above, and if Proposal 3 is approved by shareholders of the S&P 100 Plus Fund, the modified investment objective of the Fund will be a non-fundamental policy.


         Currently, all of the investment objectives of the Funds are fundamental policies. Fundamental policies cannot be changed without shareholder approval. Non-fundamental polices may be changed by the Board upon notice to the shareholders of the affected Fund, but without the approval of such shareholders.

         The Board believes that this Proposal 3 is in the best interests of each Fund's shareholders because it would allow the Board to manage the business affairs of the Funds more economically and efficiently. For example, by changing the investment objective policy to non-fundamental, the Board may change the investment objectives of a Fund without the Fund incurring the expense associated with a meeting to obtain shareholder approval, including the costs of a proxy solicitation.

         If shareholders approve this Proposal with respect to any Fund, the Board will no longer be required to seek the approval of shareholders in order to change the investment objective of such Fund.

         Except as set forth in Proposal 2 with respect to the S&P 100 Plus Fund, the Board has no present plan to change the investment objective of any of the Funds. If this Proposal 3 is approved with respect to the S&P 100 Plus Fund, the Board intends to change the investment objective of the S&P 100 Plus Fund as set forth in Proposal 2 upon notice to shareholders whether or not Proposal 2 is approved.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
     OF EACH FUND VOTE "FOR" THE RE-DESIGNATION OF THE INVESTMENT OBJECTIVE
                   OF THEIR FUNDS AS A NON-FUNDAMENTAL POLICY

--------------------------------------------------------------------------------
PROPOSAL 4-- OTHER BUSINESS
--------------------------------------------------------------------------------

         The Board is not aware of any other matters that will come before the Special Meeting. However, if any other business should come before the Special Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.




                        INDEPENDENT AUDITORS TO THE FUNDS


         The Board of Directors has selected the firm of Deloitte & Touche LLP, 180 North Stetson Avenue, Chicago, Illinois 60601, to serve as the Funds' independent accountants until such time as their successors may be selected. Deloitte & Touche LLP has served as the Funds' independent accountants since [June] 2002. Deloitte & Touche LLP replaced Arthur Andersen LLP as the independent auditors to the Funds in connection with the cessation of Arthur Andersen's operations.

         Deloitte & Touche LLP has no direct or indirect financial interest in North Track or the Funds except for the compensation it receives as independent public accountants to the Funds. No representative of Deloitte & Touche LLP is expected to be present at the Special Meeting to make a statement or to respond to appropriate questions.

FEES BILLED TO THE FUNDS BY DELOITTE & TOUCHE LLP

         AUDIT FEES. The aggregate fees billed or expected to be billed by Deloitte & Touche LLP for the professional services they rendered in connection with their audit of the Funds' financial statements for the 2002 fiscal year ("2002 Audit"), were $98,700 in the aggregate. There were no expenses incurred by Deloitte & Touche LLP and reimbursed by the Funds in connection with the 2002 Audit. The portion of the 2002 Audit fees and related reimbursements paid to Deloitte & Touche LLP by each Fund is set forth in the table below.

                                                   2002 Audit Fees Paid
Fund Name                                          to Deloitte & Touche
---------                                          --------------------

S&P 100 Plus Fund                                       $ 10,967

PSE Tech 100 Index Fund                                   10,967

Dow Jones U.S. Health Care 100 Plus Fund                  10,967

Dow Jones U.S. Financial 100 Plus Fund                    10,967

Managed Growth Fund                                       10,967

Tax-Exempt Fund                                           10,967

Government Fund                                           10,966

Wisconsin Tax-Exempt Fund                                 10,966

Cash Reserve Fund                                         10,966
                                                        --------

TOTAL                                                   $ 98,700

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Deloitte & Touche LLP did not bill the Funds or Ziegler for information technology services for their 2002 fiscal year.

         ALL OTHER FEES. Deloitte and Touche LLP billed the Funds in the aggregate $40,900 for tax services provided to the Funds. The amount of these tax fees paid by each Fund are set forth in the table below.

                                                2002 Fees for Tax Services
Fund Name                                        Paid to Deloitte & Touche
---------                                       --------------------------

S&P 100 Plus Fund                                       $  4,421

PSE Tech 100 Index Fund                                    8,483

Dow Jones U.S. Health Care 100 Plus Fund                   4,421

Dow Jones U.S. Financial 100 Plus Fund                     4,821

Managed Growth Fund                                        3,608

Tax-Exempt Fund                                            2,675

Government Fund                                            5,012

Wisconsin Tax-Exempt Fund                                  3,199

Cash Reserve Fund                                          2,460

Achievers Fund                                             1,800
                                                        ========

TOTAL                                                   $ 40,900


         In addition, in fiscal year 2002, Ziegler paid $5,000 in fees to Deloitte & Touche LLP for agreed upon procedures related to a review of certain reports prepared by Ziegler in connection with sales and repurchases of Class B shares of the Funds.




                             AUDIT COMMITTEE REPORT

         In connection with its function to oversee and monitor the financial reporting process of the Company, the audit committee of the Board of Directors has done the following:

         o The audit committee has reviewed and discussed with management the audited financial statements for North Track's 2002 fiscal year;

         o The audit committee has discussed with Deloitte & Touche LLP, the independent auditors to the Funds, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AUss.380), as may be modified or supplemented;

         o The audit committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with its independence, and has discussed with Deloitte & Touche LLP its independence;

Based on the review and discussions described above, the audit committee recommended to the Board of Directors that the audited financial statements for fiscal year 2002, be included in the Funds' Annual Report for such year.


                                OTHER INFORMATION

SHAREHOLDER MEETINGS

         North Track is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. North Track's Bylaws provide that North Track is not required to hold annual meetings of shareholders in any year in which the election of directors, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of North Track or of any of its portfolio series under the 1940 Act. Meetings of shareholders of the Funds will be held when and as determined necessary by the Board of Directors of North Track and in accordance with the 1940 Act.

SHAREHOLDER PROPOSALS

         Shareholders of any Fund wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of North Track at 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 within a reasonable amount of time prior to such meeting. The Board does not presently anticipate holding any meetings for the Funds in 2004.

ADDRESS OF INVESTMENT ADVISER, SUB-ADVISER AND DISTRIBUTOR

         The principal offices of North Track's investment adviser and distributor, B.C. Ziegler and Company, are located at 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The principal offices for Geneva Capital Management, Ltd., the sub-adviser to the Managed Growth Fund, are located at 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202.

ANNUAL REPORT DELIVERY

         North Track will furnish, free of charge, a copy of the Funds' 2002 Annual Reports and Semi-Annual Reports to any shareholder upon request. Contact North Track at: North Track Funds, Inc., 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 or call 1-800-826-4600.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         North Track may deliver a single Proxy Statement to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding." If you are a shareholder residing at an address to which one copy of the Proxy Statement was delivered, you may request an additional copy of the Proxy Statement, which we will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.

         If you would like to assist North Track in controlling its printing and mailing costs, you may consent to householding, or you may revoke your consent to householding, by contacting __________________________ at
______________________________________.

                             YOUR VOTE IS IMPORTANT

                        YOU MAY VOTE IN ONE OF THREE WAYS


VOTE BY INTERNET                         VOTE BY PROXY CARD

_____________________________            The Proxy card is enclosed with
24 hours a day / 7 days a week           postage-free return envelope

INSTRUCTIONS: Read the accompanying      INSTRUCTIONS: Mark, sign and date your
Proxy Statement. Have your control       proxy card and return it promptly in
number located on your proxy card        the enclosed envelope.
available. Point your browser to
______________________________ and
follow the instructions to cast your
vote.

VOTE BY TELEPHONE

1-800-___-_____ via touch tone phone
toll-free 24 hours a day/7 days a week

INSTRUCTIONS: Read the accompanying
Proxy Statement. Call toll-free
1-800-___-_____ . You will be asked to
enter your control number located on
the enclosed proxy card.







                  NOTE: IF YOU VOTED BY INTERNET OR TELEPHONE,
                 THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

                                                                      APPENDIX A
                                                                      ----------

                             NORTH TRACK FUNDS, INC.

                             AUDIT COMMITTEE CHARTER

PURPOSES

The purposes of the Audit Committee (the "Committee") are:

1. to oversee North Track Funds, Inc.'s (the "Funds") accounting and financial reporting policies and practices, its internal controls and, as deemed appropriate by the Committee, the internal controls of the Funds' service providers;

2. to oversee the quality, objectivity, and integrity of the Funds' financial statements and the independent audit thereof; and

3. to monitor the independent auditor's qualifications, independence, and performance.

The function of the Committee is oversight, it is not responsible for maintaining appropriate systems for accounting and internal control or planning or carrying out a proper audit.

COMMITTEE MEMBERSHIP

The Committee will be composed entirely of directors who (1) are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940, as amended ("Independent Directors"), and (2) have not accepted and will not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds (other than fees for serving on the Board or any committees of the Board). Each Committee member will serve a two-year term unless he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

Each Committee member will complete a director and officer questionnaire on an annual basis. The Committee, with the assistance of legal counsel, will review the questionnaires to confirm that each Committee member continues to be an Independent Director.

AUDIT COMMITTEE FINANCIAL EXPERT

The Board may determine that one or more of the Committee's members qualifies as an "audit committee financial expert" as defined by Section 407 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and the regulations promulgated thereunder. On an annual basis (beginning with fiscal years ending on or after July 15, 2003), the Funds must disclose in their shareholder reports on Form N-CSR either that the Committee (1) does have at least one audit committee financial expert, and name the expert and disclose whether the expert is independent of management; or (2) doesn't have an audit committee financial expert and explain why it does not have an expert.

COMMITTEE MEETINGS

The Committee will meet as often as it determines, but not less frequently than semi-annually. The Committee may request any officer or employee of the Funds, counsel for the Funds or independent counsel, the independent auditor, or others to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee members may appoint a Chair of the Committee. If so, appointed, the Chair will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chair will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

At any Committee meeting, 50% of the Committee members then in office constitutes a quorum. Any action of the Committee requires the vote of a majority of the Committee members then in attendance at any Committee meeting provided a quorum is present (or by such other means as authorized by the Funds' Articles of Incorporation or Bylaws).

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee will pre-approve all auditing services to be performed for the Funds. The Committee will be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.(1) The independent auditor will report directly to the Committee.(2)

The Committee will pre-approve all permitted non-audit services (including the fees and terms thereof) to be performed for the Funds, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are approved by the Committee prior to the completion of the audit.(3) The Committee also will pre-approve all permitted non-audit services to be performed for B.C. Ziegler and Company (the "Advisor") (or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds) by the Funds' independent auditor if the engagement relates directly to the operations and financial reporting of the Funds, subject to de minimus exceptions.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted


--------------------------------------------------------------------------------
(1) Section 10A(m)(2) of the Exchange Act (added by Section 301 of Sarbanes-Oxley).

(2) Section 10A(m)(2) of the Exchange Act (added by Section 301 of Sarbanes-Oxley).

(3) Sections 10A(h) and (i) of the Exchange Act (added by Sections 201 and 202 of Sarbanes-Oxley) require such preapproval with respect to services provided by the registered public accounting firms to its audit clients.

non-audit services, provided that decisions of such subcommittee to grant preapprovals will be presented to the full Committee at its next scheduled meeting.(4)

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.(5) The Funds (or the appropriate portfolio(s) thereof) will provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.(6)

The Committee will make regular reports to the Board. The Committee will review and reassess the adequacy of this charter periodically and recommend any proposed changes to the Board for approval. Any material amendments to this charter must be approved by both a majority of the Funds' directors then in office and a majority of the Independent Directors then in office.

The Committee, to the extent it deems necessary or appropriate, will:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

1. Meet with the Funds' independent auditors to (a) review the arrangements for and scope of the annual audit and any special audits;
         (b) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors and the results of the audit(s); (c) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls; and (d) review the form of opinion the auditors propose to render to the Board of Directors and shareholders.

2. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles, any major issues as to the adequacy of the Funds' internal controls and any special steps adopted in light of material control deficiencies.

3. Review and discuss timely reports (reports received prior to the filing of an audit report) from the independent auditors on:

         (a)      All critical accounting policies and practices to be used.

         (b) All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

--------------------------------------------------------------------------------
(4) Section 10A(i)(3) of the Exchange Act (added by Section 202 of Sarbanes-Oxley).

(5) Section 10A(m)(5) of the Exchange Act (added by Section 301 of Sarbanes-Oxley).

(6) Section 10A(m)(6) of the Exchange Act (added by Section 301 of Sarbanes-Oxley).

         (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;(7) management representation letter; reports on observations and recommendations on internal controls; schedule of unadjusted audit differences, and a listing of adjustments and reclassifications not recorded; engagement letter; and independence letter.(8)

         (d) All non-audit services provided to any entity in the investment company complex that were not pre-approved by the Committee.

4. Review disclosures made to the Committee by the Funds' CEO and CFO during their certification process for the Form N-CSR about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.(9)

OVERSIGHT OF THE FUND'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

1. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds or the Advisor.

2. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management. Review public records regarding the independent auditor on file with the Accounting Oversight Board.

3. Discuss with the independent auditor matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

--------------------------------------------------------------------------------
(7) Section 10A(k) of the Exchange Act (added by Section 204 of Sarbanes-Oxley) requires registered public accounting firms to provide such reports on a timely basis.

(8) The Sarbanes-Oxley Act specifically cites the management letter and schedules of unadjusted differences as examples of material written communications to be provided to audit committees. The SEC, in its final regulations, gives the other examples.

(9) Exchange Act Rule 13a-14 (adopted by the SEC pursuant to Section 302 of Sarbanes-Oxley) requires that the CEO and CFO certify in each Form N-CSR that they have disclosed such information to the Funds' independent auditors and the Committee.

4. Ensure the rotation of the audit partners as required by law and regulations.(10)

5. Recommend to the Board policies for the Funds' hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Funds.(11)

6. Prior to the engagement of the auditor, confirm that the Funds' CEO, controller, CFO, chief accounting officer or any person serving in an equivalent position was not employed by that registered public accounting firm (or, if employed, did not participate in any capacity in the audit of the Funds) during the one-year period preceding the date of the initiation of the audit.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

1. Obtain from the independent auditor assurance that it is not aware of any illegal acts involving the Funds.(12)

2. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Funds' financial statements or accounting policies.(13)

3. Discuss with the Funds' legal counsel and independent legal counsel any legal matters that may have a material impact on the financial statements.

4. As deemed necessary or appropriate, meet with the Funds' treasurer and with internal auditors, if any, for the Funds' service providers.

--------------------------------------------------------------------------------
(10) Section 10A(j) of the Exchange Act (added by Section 203 of Sarbanes-Oxley) makes it unlawful for a registered public accounting firm to provide audit services to an issuer if the lead audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit, has performed audit services for that issuer in each of the five previous fiscal years of the issuer. The SEC's rules go beyond the minimum specified by Sarbanes-Oxley and require rotation not just of the lead and concurring partner, but also of all "audit partners." An audit partner is a partner who is a member of the audit engagement team who has responsibility for decision-making on significant auditing, accounting and reporting matters that affect the financial statements or who maintains regular contact with management and the audit committee. All partners subject to the rotation requirements, other than the lead and concurring partner, must rotate after no more than seven years and are subject to a two-year time-out. The lead and concurring partners must rotate after no more than five years and are subject to a five-year time-out period.

(11) Section 10A(1) of the Exchange Act (added by Section 206 of Sarbanes-Oxley) makes it unlawful for a registered public accounting firm to perform for an issuer any audit service if a CEO, comptroller, CFO, chief accounting officer or any person serving in an equivalent position for the issuer was employed by that registered public accounting firm and participated in any capacity in the audit of that issuer during the one-year period preceding the date of the initiation of the audit.

(12) Section 10A(b) of he Exchange Act requires the independent auditor, if it detects or becomes aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if the independent auditor has reached specified conclusions with respect to such illegal acts.

(13) This relates to one of the Committee's purposes to assist Board oversight of the integrity of the Funds' financial statements.

5. Investigate any improprieties brought to the Committee's attention in writing or otherwise actually known by the Committee or suspected improprieties (based on information provided to the Committee) in the Funds' operations.

6. Perform such other functions consistent with this charter, the Funds' articles of incorporation, bylaws, and applicable law, as the Committee or the Board deems necessary and appropriate.



Adopted:  May 9, 2003

                             NORTH TRACK FUNDS, INC.

                                      PROXY

            FOR SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 21, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints David G. Stoeffel and Franklin P. Ciano, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of North Track Funds, Inc., to be held at the offices of North Track, 250 East Wisconsin Avenue, 20th Floor, Milwaukee, Wisconsin, at 2:00 p.m., local time, on Friday, November 21, 2003, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                   VOTE VIA THE INTERNET: [___________________]
                                   VOTE VIA THE TELEPHONE: [__________________]
                                   _____________________________________________
                                    CONTROL NUMBER:

                                   _____________________________________________

                                   DATED:_____________________, 2003


                                   _____________________________________________
                                   (Please sign exactly as name appears at left)


                                   _____________________________________________


                                   _____________________________________________
                                   (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)


                       * * * * * * * * * * * * * * * * * *

                   WHEN PROPERLY SIGNED, SHARES REPRESENTED BY
            THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER.

                    PLEASE MARK YOUR VOTES AS INDICATED BELOW
                                       [X]

   IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH DIRECTOR OR
    DIRECTOR NOMINEE LISTED IN PROPOSAL 1, AND FOR EACH OF PROPOSALS 2 AND 3

--------------------------------------------------------------------------------------------------
PROPOSAL 1.     Proposal to elect the five    FOR ELECTION     FOR, EXCEPT VOTE       WITHHOLD
                nominees to serve on the         OF ALL          WITHHELD FROM       VOTE FROM
                Board of Directors of            NOMINEES     FOLLOWING NOMINEES    ALL NOMINEES
                North Track Funds, Inc.            [_]                [_]               [_]

                1. Cornelia Boyle                  [_]                [_]               [_]

                2. James G. De Jong                [_]                [_]               [_]

                3. Brian J. Girvan                 [_]                [_]               [_]

                4. John J. Mulherin                [_]                [_]               [_]

                5. Marcia L. Wallace               [_]                [_]               [_]
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
PROPOSAL 2.     Proposal to change the             FOR               AGAINST          WITHHELD
                investment objective of
                the S&P 100 Plus Fund
                (S&P 100 Plus Fund
                Shareholders Only)                 [_]                [_]               [_]
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
PROPOSAL 3.     Proposal to re-designate
                the investment objective
                of the following Funds as
                non-fundamental policies
                (You may only vote shares
                of the Funds you held as
                of the Record Date)                                FOR       AGAINST   WITHHELD

                Cash Reserve Fund                                  [_]         [_]        [_]

                Dow Jones U.S. Financial 100 Plus Fund             [_]         [_]        [_]

                Dow Jones U.S. Health Care 100 Plus Fund           [_]         [_]        [_]

                Government Fund                                    [_]         [_]        [_]

                Managed Growth Fund                                [_]         [_]        [_]

                PSE Tech 100 Index Fund                            [_]         [_]        [_]

                S&P 100 Plus Fund                                  [_]         [_]        [_]

                Wisconsin Tax-Exempt Fund                          [_]         [_]        [_]

                Tax-Exempt Fund                                    [_]         [_]        [_]
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
PROPOSAL 4.     In their discretion, the proxies are authorized to vote upon such other business as may come before the Special Meeting.